Supplement, dated March 1, 2006,
         to the Statement of Additional Information, dated May 2, 2005, of Seligman Value Fund Series (the "Series")

Capitalized terms used but not defined in this Supplement shall have the meanings given to such terms in the Statement of Additional Information (the "SAI"), dated May 2, 2005, of the Series. The following changes are effective as of the date of this Supplement.

The following information supercedes and replaces the information contained under the caption "Purchases, Redemption, and Pricing of Shares -- Payment in Securities" on pages 30-31 of the Series' SAI:

In addition to cash, the Series may accept securities in payment for Series' shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, the Series will only consider accepting securities (l) to increase its holdings in a portfolio security, or
(2) if Seligman determines that the offered securities are a suitable investment for the Series and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Series would not accept securities with a value of less than $100,000 per issue in payment for shares. The Series may reject in whole or in part offers to pay for Series' shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Series' shares at any time without notice. The Series will not accept restricted securities in payment for shares. The Series will value accepted securities in the manner provided for valuing portfolio securities of the Series. Any securities accepted by the Series in payment for Series' shares will have an active and substantial market and have a value which is readily ascertainable.

The following sentence is added as a new paragraph after the second paragraph of the section entitled "Underwriters -- Other Payments" on page 35 of the SAI:

With respect to the fees described in the two preceding paragraphs, no fees shall be payable on any assets invested in a Fund by an eligible employee benefit plan that is a separate account client of Seligman at the time of initial investment (or within the prior 30 days) in a Fund.